NYSE American: UEC

Uranium Energy Corp Acquires the Diabase Project in the Athabasca Basin and Appoints Darcy Hirsekorn as District Geologist

Corpus Christi, TX, February 9, 2018 - Uranium Energy Corp (NYSE American: UEC, the "Company" or "UEC") is pleased to announce that the Company has closed a definitive Property Purchase Agreement (the "Agreement"), with Nuinsco Resources Limited ("Nuinsco") to acquire 100% of the Diabase project (the "Diabase Project" or "Project") located on the south rim of the Athabasca Basin uranium district in Saskatchewan, Canada.

Acquisition Highlights

  Total consideration for the acquisition is approximately $500,000 comprised of $240,000 in cash and 164,767 shares (at a deemed issuance price of $1.60 per common share).

  The property has seen in excess of US$ 20 million in historical exploration work, including over 21,000 meters of diamond drilling, geophysical surveying and surficial sampling data.

  The Project delivers a significant land package of 21,949 hectares, which overlies a highly prospective regional corridor within 75 km of Cameco's Key Lake mill in a stable and leading jurisdiction for uranium exploration and mining.

  Efficient acquisition that preserves balance sheet flexibility in the bottom of the uranium cycle at less than 0.1% dilution to current UEC shareholders.

Clyde Yancey, VP-Exploration, stated: "Our acquisition strategy focuses on low cost, high value projects, the Diabase project is consistent with those objectives and UEC gains an opportunistic foothold in the Athabasca Basin. The project is an excellent addition to our pipeline of exploration properties for future development in a premier uranium district. We are also pleased to welcome Darcy Hirsekorn and his two decades of Athabasca Basin exploration experience to the Company's geological team."

Acquisition Details

UEC has now acquired the Diabase Project from Nuinsco for US$ 500,000 in aggregate consideration consisting of approximately: (i) US$ 240,000 in cash paid to Nuinsco and (ii) the issuance of 139,418 common shares to Nuinsco and 25,349 common shares to the original Project property owner.

Diabase Project Overview

The Diabase Project is a large exploration project 75 km west of Cameco's Key Lake mill on the southern rim of Saskatchewan's Athabasca Basin uranium district. The Project covers 21,949 hectares in ten claim blocks. Project work completed to date includes 67 diamond drill holes, regional electromagnetic, magnetic and gravity geophysical surveys, and surficial geochemistry. The Project covers a significant portion of the Cable Bay fault, a highly prospective regional-scale shear corridor.

About Darcy Hirsekorn, P.Geo.

Darcy is a seasoned professional geoscientist with over 20 years of experience in the exploration field working with Cameco Corporation. Darcy held increasingly senior roles with the company culminating in the position of District Geologist in 2016. He was part of an exploration group that outlined over 200 million pounds of uranium resources including involvement with the Millennium, Fox Lake, Eagle Point, and Tamarack deposits. Darcy brings a strong technical toolkit in all stages and aspects of exploration in diverse environments and geological settings. He is active in the mining and exploration industry, having sat on the board of the Nunavut/NWT Chamber of Mines, the executive of the local Canadian Institute of Mining Geological Section, and is currently a member of the Environment and Sustainability Committee for the Saskatchewan Association of Professional Engineers and Geoscientists of Saskatchewan. He earned his Bachelor's degree in Geology from the University of Saskatchewan.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and was approved by Darcy Hirsekorn, P.Geo., District Geologist for the Company, a Qualified Person under NI 43-101.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company's fully-licensed Hobson Processing Facility is central to all of its projects in South Texas, including the Palangana ISR mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. In Wyoming, UEC controls the permitted Reno Creek ISR project. Additionally, the Company controls a pipeline of advanced-stage uranium projects in Arizona, Colorado, New Mexico and Paraguay, and a large, high-grade titanium project in Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com
Twitter: @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.